MERRILL LYNCH
MUNICIPAL BOND
FUND, INC.

[FUND LOGO]
STRATEGIC
          Performance

Quarterly Report
September 30, 1997



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Municipal Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                         10249 -- 9/97

[RECYCLE LOGO] Printed on post-consumer recycled paper



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Peter J. Hayes, Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Gerald M. Richard, Treasurer
Barbara G. Fraser, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



            Merrill Lynch Municipal Bond Fund, Inc., September 30, 1997

DEAR SHAREHOLDER

The Municipal Market Environment
Long-term interest rates declined significantly during the three months ended September 30, 1997. On a weekly basis, bond yields were buffeted by alternating strong and weak economic indicators. However, the general financial environment has remained one of moderate economic growth with little or no price inflation. Through July 1997, bond yields had declined as economic growth appeared to weaken and the Federal Reserve Board (FRB) held interest rates steady. By the end of July, US Treasury bond yields had declined by approximately 40 basis points (0.40%) to 6.30%. Long-term municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, declined by more than 30 basis points to 5.50%. Interest rates generally rose during August and September as investors reacted to conflicting signs of economic weakness and potential strength. By the end of September, US Treasury bond yields had risen to approximately 6.40%, and long-term municipal bond yields had increased to approximately 5.60%. During the September quarter, US Treasury bond yields declined a total of 35 basis points, while long-term tax-exempt bond yields fell over 20 basis points.

The tax-exempt bond market's continued underperformance as compared to its taxable counterpart has been largely in response to its ongoing weakening technical position. As municipal bond yields have declined, municipalities have hurriedly rushed to refinance outstanding higher-couponed debt with new issues financed at present low rates. During the last six months, over $112 billion in new long-term tax-exempt issues were underwritten, an increase of over 25% versus the comparable period a year ago. As interest rates have continued to decline, these refinancings have intensified municipal bond issuance. During the past three months, over $55 billion in new long-term municipal securities were underwritten, an increase of over 45% as compared to the quarter ended September 30, 1996.

Additionally, there has been a recent trend toward larger bond issues. These recent "mega-deals" have included $625 million in Massachusetts general obligation bonds, $650 million in New York City transitional finance authority notes, $660 million in Texas health resources securities, $780 million in Colorado-E470 public highway issues, $1.4 billion in San Joaquin Hills, California transportation issues and $1.5 billion in Massachusetts Turnpike Authority issues. However, issues of such magnitude usually must be attractively priced to ensure adequate investor interest. Obviously, the yields of other municipal bond issues are impacted by the yield premiums such large issuers have been required to pay. Much of the municipal bond market's recent underperformance can be traced to the market pressures such mega-deals have exerted.

The present economic situation remains attractive. The combination of moderate economic growth and minimal inflation have fostered an unusually positive environment for low interest rates. Continued economic growth has generated significant tax revenues thus far this year. Increased revenues, when combined with reduced Federal outlays, have resulted in a steadily declining Federal budget deficit. Any material declines in the Federal budget positively impact the size of future Federal debt issuance. This prospect for reduced Federal debt issuance has further enhanced the prospects for a continued low interest rate environment. Thus far this year any significant increase in tax-exempt bond yields has been viewed as an opportunity to purchase attractively priced municipal issues. Despite a greater-than-expected supply of new tax-exempt bond issuance, overall favorable market conditions have allowed municipal bond yields to decline over 30 basis points thus far in 1997. More importantly, it can be expected that the current environment will limit the potential for a significant interest rate correction in the near future.

Portfolio Strategy
Insured Portfolio and National Portfolio
During the September quarter, the municipal market and the taxable fixed-income arena were characterized by enormous volatility within a relatively tight trading range. Therefore, our investment strategy for the Insured and National Portfolios remained focused on capturing this range by purchasing long-term municipal securities as Treasury bond yields approached 6.75%, and selling these securities in rallies toward 6.25%.

During the past 12 months, this approach worked well for the Portfolios on several occasions. More recently, we entered a period where positive economic growth trends have contributed to a lowering of the US budget deficit. This result, combined with a very bright picture of the nation's inflation front, produces a positive backdrop for fixed-income markets. In fact, the demand for municipal bonds has remained steady, even in the face of historically low absolute levels at which retail investors previously avoided municipal bonds. Thus, the effect of the positive fundamental economic background and the tight technical picture of steady demand/low supply has created a synergy whereby it appears that if these factors persist, the municipal market should be insulated from any serious price erosion, particularly on a short-term basis.

As we approach the fourth quarter of 1997, the municipal market is back down to levels at which we would normally expect to lose our retail support. However, the retail sector seems to be adjusting to these lower yield levels. Therefore, we believe the appropriate strategy going forward is to utilize any periods of market weakness as buying opportunities to improve the structure of our existing positions and to add discounted bonds with capital appreciation upside potential to seek to benefit the Portfolios' performance in a period of declining interest rates.

Limited Maturity Portfolio
We maintained the Limited Maturity Portfolio's strategy of trading during periods of market volatility by selling when interest rates fell (and prices rose) and buying when interest rates rose (and prices fell). Our bias continued to be neutral-to-positive in the belief that the FRB would continue to leave short-term interest rates unchanged. Additionally, quality spreads have remained so narrow that the Portfolio continued to be heavily weighted in securities rated AA or better, since we were offered little yield reward for increasing our credit risk.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Municipal Bond Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/S/ARTHUR ZEIKEL
Arthur Zeikel
President


/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President


/S/KENNETH A. JACOB
Kenneth A. Jacob
Vice President and Portfolio Manager



/S/PETER J. HAYES
Peter J. Hayes
Vice President and Portfolio Manager


November 5, 1997



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees for Insured and National Portfolios. Limited Maturity Portfolio incurs a maximum initial sales charge (front-end load) of 1% and bears no ongoing distribution or account maintenance fees.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year for Insured and National Portfolios. Limited Maturity Portfolio is subject to a maximum contingent deferred sales charge of 1% if redeemed within one year of purchase. In addition, Insured and National Portfolios are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. Limited Maturity Portfolio is subject to a distribution fee of 0.20% and an account maintenance fee of 0.15%. All three classes of shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25% for Insured and National Portfolios. Limited Maturity Portfolio is subject to a distribution fee of 0.20% and an account maintenance fee of 0.15%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee) for Insured and National Portfolios. Limited Maturity Portfolio incurs a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Average Annual Total Returns


Insured Portfolio
                                     % Return Without     % Return With
Class A Shares*                        Sales Charge       Sales Charge**
Year Ended 9/30/97                        +8.17%             +3.84%
Five Years Ended 9/30/97                  +6.63              +5.77
Ten Years Ended 9/30/97                   +8.58              +8.14

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.


                                         % Return          % Return
Class B Shares*                        Without CDSC        With CDSC**
Year Ended 9/30/97                        +7.49%             +3.49%
Five Years Ended 9/30/97                  +5.86              +5.86
Inception (10/21/88) through 9/30/97      +7.01              +7.01

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.


                                         % Return          % Return
Class C Shares*                        Without CDSC        With CDSC**
Year Ended 9/30/97                        +7.30%             +6.30%
Inception (10/21/94) through 9/30/97      +7.90              +7.90

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without     % Return With
Class D Shares*                        Sales Charge       Sales Charge**
Year Ended 9/30/97                        +7.90%             +3.58%
Inception (10/21/94) through 9/30/97      +8.51              +7.01

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.


National Portfolio

                                     % Return Without     % Return With
Class A Shares*                        Sales Charge       Sales Charge**
Year Ended 9/30/97                        +9.03%             +4.67%
Five Years Ended 9/30/97                  +7.15              +6.28
Ten Years Ended 9/30/97                   +8.67              +8.22

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.


                                         % Return          % Return
Class B Shares*                        Without CDSC        With CDSC**
Year Ended 9/30/97                        +8.21%             +4.21%
Five Years Ended 9/30/97                  +6.35              +6.35
Inception (10/21/88) through 9/30/97      +7.21              +7.21

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payments of applicable contingent deferred sales charge.


                                         % Return          % Return
Class C Shares*                        Without CDSC        With CDSC**
Year Ended 9/30/97                        +8.16%             +7.16%
Inception (10/21/94) through 9/30/97      +8.47              +8.47

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without     % Return With
Class D Shares*                        Sales Charge       Sales Charge**
Year Ended 9/30/97                        +8.76%             +4.41%
Inception (10/21/94) through 9/30/97      +9.10              +7.60

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.


Limited Maturity Portfolio

                                     % Return Without     % Return With
Class A Shares*                        Sales Charge       Sales Charge**
Year Ended 9/30/97                        +4.40%             +3.35%
Five Years Ended 9/30/97                  +3.95              +3.74
Ten Years Ended 9/30/97                   +5.20              +5.09

 * Maximum sales charge is 1%.
** Assuming maximum sales charge.


                                         % Return          % Return
Class B Shares*                        Without CDSC        With CDSC**
Year Ended 9/30/97                        +4.02%             +3.02%
Inception (11/2/92) through 9/30/97       +3.64              +3.64

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                                         % Return          % Return
Class C Shares*                        Without CDSC        With CDSC**
Year Ended 9/30/97                        +4.11%             +3.11%
Inception (10/21/94) through 9/30/97      +3.98              +3.98

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without     % Return With
Class D Shares*                        Sales Charge       Sales Charge**
Year Ended 9/30/97                        +4.40%             +3.35%
Inception (10/21/94) through 9/30/97      +4.37              +4.02

 * Maximum sales charge is 1%.
** Assuming maximum sales charge.




Performance Summary -- Class A Shares

                       Beginning/Ending Net Asset Value               Dividends Paid*                      % Change**
Period                                           Limited                             Limited                            Limited
Covered              Insured      National       Maturity    Insured     National    Maturity    Insured    National    Maturity

10/21/77 -- 12/31/77 $9.80/9.80       --            --         $0.09        --          --       + 0.94%      --         --
1978                  9.80/8.97       --            --          0.48        --          --       - 3.69       --         --
1979+                 8.97/8.39   $9.60/9.60    $9.90/9.88      0.53      $0.11       $0.10      - 0.77     + 1.17%     +0.86%
1980                  8.39/6.86    9.60/8.54     9.88/9.74      0.60       0.79        0.64      -11.46     - 3.00      +5.14
1981                  6.86/5.66    8.54/7.34     9.74/9.78      0.65       0.90        0.77      - 8.49     - 3.82      +8.64
1982                  5.66/6.81    7.34/8.71     9.78/9.89      0.67       0.93        0.80      +33.96     +33.16      +9.67
1983                  6.81/6.97    8.71/9.01     9.89/9.76      0.65       0.89        0.67      +12.20     +14.04      +5.57
1984                  6.97/6.88    9.01/8.96     9.76/9.74      0.65       0.90        0.67      + 8.49     +10.00      +6.91
1985                  6.88/7.53    8.96/9.86     9.74/9.75      0.64       0.88        0.63      +19.56     +20.76      +6.71
1986                  7.53/8.18    9.86/10.67    9.75/9.90      0.61(1)    1.01(1)     0.56      +17.24     +19.08      +7.47
1987                  8.18/7.56   10.67/9.76     9.90/9.68      0.68(2)    0.86(2)     0.53(2)   + 0.86     - 0.40      +3.18
1988                  7.56/7.79    9.76/10.11    9.68/9.68      0.57       0.76        0.56      +10.92     +11.71      +5.90
1989                  7.79/7.94   10.11/10.25    9.68/9.74      0.57       0.75        0.59      + 9.49     + 9.11      +6.93
1990                  7.94/7.86   10.25/10.09    9.74/9.72      0.61(3)    0.73        0.60      + 7.07     + 5.85      +6.11
1991                  7.86/8.18   10.09/10.49    9.72/9.88      0.60(4)    0.82(4)     0.54      +12.07     +12.58      +7.39
1992                  8.18/8.27   10.49/10.55    9.88/9.97      0.63(5)    0.89(5)     0.45      + 9.04     + 9.35      +5.62
1993                  8.27/8.60   10.55/10.91    9.97/10.01     0.71(6)    0.94(6)     0.38      +12.85     +12.59      +4.30
1994                  8.60/7.43   10.91/9.40    10.01/9.77      0.60(7)    0.81(7)     0.37      - 6.76     - 6.55      +1.35
1995                  7.43/8.25    9.40/10.44    9.77/9.98      0.45       0.60        0.38      +17.43     +17.83      +6.13
1996                  8.25/8.07   10.44/10.33    9.98/9.94      0.45       0.60        0.40      + 3.43     + 4.93      +3.72
1/1/97 -- 9/30/97     8.07/8.19   10.33/10.54    9.94/9.95      0.32       0.43        0.28      + 5.72     + 6.50      +3.08
                                                       Total  $11.76     $14.60       $9.92
                                                        Cumulative total return as of 9/30/97:  +286.85%   +396.85%**  175.85%**

  * Figures may include short-term capital gains distributions.
 ** Figures do not include sales charges; results would be lower if sales charge was included.
  + For National and Limited Maturity Portfolios, period covered is from 11/02/79 to 12/31/79.
(1) Includes capital gains of $0.011 and $0.178 for the Insured and National Portfolios, respectively.
(2) Includes capital gains of $0.098, $0.073 and $0.012 for the Insured, National and Limited Maturity Portfolios, respectively.
(3) Includes capital gains of $0.064 for Insured Portfolio.
(4) Includes capital gains of $0.058 and $0.060 for the Insured and National Portfolios, respectively.
(5) Includes capital gains of $0.084 and $0.130 for the Insured and National Portfolios, respectively.
(6) Includes capital gains of $0.181 and $0.157 for the Insured and National Portfolios, respectively.
(7) Includes capital gains of $0.141 and $0.209 for the Insured and National Portfolios, respectively.





Performance Summary -- Class B Shares

                       Beginning/Ending Net Asset Value               Dividends Paid*                      % Change**
Period                                          Limited                             Limited                            Limited
Covered              Insured      National     Maturity***   Insured     National  Maturity***  Insured    National   Maturity***


10/21/88 -- 12/31/88 $7.81/7.78  $10.14/10.11       --         $0.11      $0.14         --       + 0.97%    + 1.08%      --
1989                  7.78/7.94   10.11/10.25       --          0.51       0.67         --       + 8.81     + 8.29       --
1990                  7.94/7.86   10.25/10.09       --          0.55(1)    0.66         --       + 6.28     + 5.05       --
1991                  7.86/8.17   10.09/10.49       --          0.54(2)    0.75(2)      --       +11.10     +11.74       --
1992                  8.17/8.27   10.49/10.55   $9.93/9.97      0.56(3)    0.81(3)    $0.06      + 8.35     + 8.53      +1.05%
1993                  8.27/8.59   10.55/10.90    9.97/10.01     0.64(4)    0.85(4)     0.35      +11.88     +11.65      +3.93
1994                  8.59/7.43   10.90/9.39    10.01/9.77      0.53(5)    0.73(5)     0.34      - 7.36     - 7.27      +1.03
1995                  7.43/8.24    9.39/10.44    9.77/9.98      0.39       0.52        0.34      +16.41     +17.07      +5.75
1996                  8.24/8.07   10.44/10.33    9.98/9.94      0.39       0.52        0.37      + 2.77     + 4.14      +3.35
1/1/97-- 9/30/97      8.07/8.19   10.33/10.54    9.94/9.95      0.28       0.37        0.26      + 5.13     + 5.90      +2.81
                                                         Total $4.50      $6.02       $1.72
                                                          Cumulative total return as of 9/30/97: +83.24%**  +86.41%**  +19.21%**

  * Figures may include short-term capital gains distributions.
 ** Figures do not reflect deduction of any sales charges; results would be lower if sales charge was deducted.
*** Limited Maturity Portfolio commenced operations on 11/02/92.
(1) Includes capital gains of $0.064 for the Insured Portfolio.
(2) Includes capital gains of $0.058 and $0.060 for the Insured and National Portfolios, respectively.
(3) Includes capital gains of $0.084 and $0.130 for the Insured and National Portfolios, respectively.
(4) Includes capital gains of $0.181 and $0.157 for the Insured and National Portfolios, respectively.
(5) Includes capital gains of $0.141 and $0.209 for the Insured and National Portfolios, respectively.





Performance Summary -- Class C Shares

                       Beginning/Ending Net Asset Value               Dividends Paid*                      % Change**
Period                                           Limited                             Limited                            Limited
Covered              Insured      National       Maturity    Insured     National    Maturity    Insured    National    Maturity

10/21/94 -- 12/31/94 $7.68/7.43   $9.85/9.40    $9.83/9.77     $0.22(1)   $0.31(1)    $0.07      - 0.41%    - 1.39%     +0.11%
1995                 7.43/8.25     9.40/10.44    9.77/10.00     0.38       0.52        0.34      +16.50     +16.89      +5.92
1996                 8.25/8.07    10.44/10.33   10.00/9.91      0.38       0.52        0.36      + 2.59     + 4.09      +2.80
1/1/97 -- 9/30/97    8.07/8.19    10.33/10.54    9.91/9.93      0.27       0.37        0.26      + 5.09     + 5.86      +2.90
                                                         Total $1.25      $1.72       $1.03
                                                          Cumulative total return as of 9/30/97: +25.08%**  +27.01%**  +12.17%**

  * Figures may include short-term capital gains distributions.
 ** Figures do not reflect deduction of any sales charges; results would be lower if sales charge was deducted.
(1) Includes capital gains of $0.141 and $0.209 for the Insured and National Portfolios, respectively.






Performance Summary -- Class D Shares

                       Beginning/Ending Net Asset Value               Dividends Paid*                      % Change**
Period                                           Limited                             Limited                            Limited
Covered              Insured      National       Maturity    Insured     National    Maturity    Insured    National    Maturity

10/21/94 -- 12/31/94 $7.68/7.43   $9.85/9.40    $9.83/9.77     $0.23(1)   $0.32(1)    $0.07      - 0.30%    - 1.29%     +0.13%
1995                  7.43/8.25    9.40/10.45    9.77/9.98      0.43       0.57        0.37      +17.14     +17.65      +6.03
1996                  8.25/8.07   10.45/10.34    9.98/9.94      0.43       0.58        0.39      + 3.17     + 4.67      +3.62
1/1/97 -- 9/30/97     8.07/8.19   10.34/10.55    9.94/9.96      0.31       0.41        0.28      + 5.52     + 6.30      +3.11
                                                         Total $1.40      $1.88       $1.11
                                                          Cumulative total return as of 9/30/97: +27.15%**  +29.22%**  +13.42%**

  * Figures may include short-term capital gains distributions.
 ** Figures do not include sales charges; results would be lower if sales charge was included.
(1) Includes capital gains of $0.141 and $0.209 for the Insured and National Portfolios, respectively.






Recent Performance Results*

                                                                                       12 Month   3 Month    Standardized
                                                         9/30/97   6/30/97   9/30/96   % Change   % Change  30-Day Yield

Insured Portfolio Class A Shares                          $8.19     $8.06     $8.00     +2.38%     +1.61%       4.62%
Insured Portfolio Class B Shares                           8.19      8.05      7.99     +2.50      +1.74        4.05
Insured Portfolio Class C Shares                           8.19      8.06      8.00     +2.38      +1.61        4.00
Insured Portfolio Class D Shares                           8.19      8.06      8.00     +2.38      +1.61        4.37
National Portfolio Class A Shares                         10.54     10.38     10.24     +2.93      +1.54        4.79
National Portfolio Class B Shares                         10.54     10.37     10.24     +2.93      +1.64        4.22
National Portfolio Class C Shares                         10.54     10.38     10.24     +2.93      +1.54        4.18
National Portfolio Class D Shares                         10.55     10.39     10.25     +2.93      +1.54        4.54
Limited Maturity Portfolio Class A Shares                  9.95      9.93      9.93     +0.20      +0.20        3.69
Limited Maturity Portfolio Class B Shares                  9.95      9.94      9.93     +0.20      +0.10        3.37
Limited Maturity Portfolio Class C Shares                  9.93      9.91      9.90     +0.30      +0.20        3.36
Limited Maturity Portfolio Class D Shares                  9.96      9.94      9.93     +0.30      +0.20        3.59
Insured Portfolio Class A Shares -- Total Return                                        +8.17(1)   +2.98(2)
Insured Portfolio Class B Shares -- Total Return                                        +7.49(3)   +2.91(4)
Insured Portfolio Class C Shares -- Total Return                                        +7.30(5)   +2.77(6)
Insured Portfolio Class D Shares -- Total Return                                        +7.90(7)   +2.92(8)
National Portfolio Class A Shares -- Total Return                                       +9.03(9)   +2.98(10)
National Portfolio Class B Shares -- Total Return                                       +8.21(11)  +2.89(12)
National Portfolio Class C Shares -- Total Return                                       +8.16(13)  +2.77(14)
National Portfolio Class D Shares -- Total Return                                       +8.76(15)  +2.92(16)
Limited Maturity Portfolio Class A Shares -- Total Return                               +4.40(17)  +1.18(18)
Limited Maturity Portfolio Class B Shares -- Total Return                               +4.02(19)  +0.98(20)
Limited Maturity Portfolio Class C Shares -- Total Return                               +4.11(21)  +1.08(22)
Limited Maturity Portfolio Class D Shares -- Total Return                               +4.40(23)  +1.15(4)

  * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 (1) Percent change includes reinvestment of $0.443 per share ordinary income dividends.
 (2) Percent change includes reinvestment of $0.108 per share ordinary income dividends.
 (3) Percent change includes reinvestment of $0.382 per share ordinary income dividends.
 (4) Percent change includes reinvestment of $0.093 per share ordinary income dividends.
 (5) Percent change includes reinvestment of $0.378 per share ordinary income dividends.
 (6) Percent change includes reinvestment of $0.092 per share ordinary income dividends.
 (7) Percent change includes reinvestment of $0.423 per share ordinary income dividends.
 (8) Percent change includes reinvestment of $0.103 per share ordinary income dividends.
 (9) Percent change includes reinvestment of $0.596 per share ordinary income dividends.
(10) Percent change includes reinvestment of $0.147 per share ordinary income dividends.
(11) Percent change includes reinvestment of $0.518 per share ordinary income dividends.
(12) Percent change includes reinvestment of $0.127 per share ordinary income dividends.
(13) Percent change includes reinvestment of $0.513 per share ordinary income dividends.
(14) Percent change includes reinvestment of $0.126 per share ordinary income dividends.
(15) Percent change includes reinvestment of $0.571 per share ordinary income dividends.
(16) Percent change includes reinvestment of $0.141 per share ordinary income dividends.
(17) Percent change includes reinvestment of $0.407 per share ordinary income dividends.
(18) Percent change includes reinvestment of $0.096 per share ordinary income dividends.
(19) Percent change includes reinvestment of $0.372 per share ordinary income dividends.
(20) Percent change includes reinvestment of $0.087 per share ordinary income dividends.
(21) Percent change includes reinvestment of $0.369 per share ordinary income dividends.
(22) Percent change includes reinvestment of $0.086 per share ordinary income dividends.
(23) Percent change includes reinvestment of $0.397 per share ordinary income dividends.




PORTFOLIO COMPOSITION

Insured Portfolio

For the Quarter Ended September 30, 1997

Top Ten States*
Texas                           12.65%
New York                        11.96
Illinois                        11.35
New Jersey                       7.06
Pennsylvania                     6.05
Massachusetts                    5.44
Hawaii                           3.71
Wisconsin                        3.17
Nevada                           3.11
Washington                       2.96
                               ------
Total Top Ten                   67.46
Total Others                    32.54
                               ------
Total Portfolio                100.00%
                               ======
Net assets as of September 30, 1997 were $2,050,337,849.

Quality Ratings*
(Based on Nationally Recognized Rating Services)

A pie chart illustrating the following percentages:

AAA/Aaa      95%
Other+        5%

* Based on total market value of the Portfolio as of September 30, 1997. + Temporary investments in short-term municipal securities.


National Portfolio

Top Ten States*
Texas                           16.44%
New York                        11.53
Massachusetts                    7.76
California                       5.89
Colorado                         4.95
Illinois                         4.84
Florida                          4.33
Utah                             4.07
Louisiana                        4.06
Pennsylvania                     3.97
                               ------
Total Top Ten                   67.84
Total Others                    32.16
                               ------
Total Portfolio                100.00%
                               ======

Net assets as of September 30, 1997 were $1,497,711,101.

Quality Ratings*
(Based on Nationally Recognized Rating Services)

A pie chart illustrating the following percentages:

AAA/Aaa      53%
AA/Aa        15%
A/A          10%
BBB/Baa      12%
BB/Ba         2%
B/B           1%
Other+        4%
NR++++        3%

*    Based on total market value of the Portfolio as of September 30,
     1997.
+    Temporary investments in short-term municipal securities.
++++ Not Rated.


Limited Maturity Portfolio

Top Ten States*
New York                       12.45%
Ohio                             8.63
California                       6.79
Illinois                         6.65
Louisiana                        6.18
Wisconsin                        6.10
Texas                            6.06
Michigan                         3.69
Washington                       3.65
New Jersey                       3.32
                               ------
Total Top Ten                   63.52
Total Others                    36.48
                               ------
Total Portfolio                100.00%
                               ======

Net assets as of September 30, 1997 were $403,230,113.

Quality Ratings*
(Based on Nationally Recognized Rating Services)

A pie chart illustrating the following percentages:

MIG1+/SP-1    5%
AAA/Aaa      39%
AA/Aa        26%
A/A          15%
BBB/Baa       4%
Other++      11%

*    Based on total market value of the Portfolio as of September 30,
     1997.
+    Highest short-term rating by Moody's Investors Service, Inc.
++   Temporary investments in short-term municipal securities.